NOBLE MEDICAL TECHNOLOGIES, INC.
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of December 29, 2010 by and between NOBLE MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the “Company”) and REINDEER PARTNERS LLC (“Purchaser”).

RECITALS

The Company desires to issue and sell and the Purchaser desires to purchase a senior promissory note in substantially the form attached to this Agreement as Exhibit A (“Note”) and a warrant in substantially the form attached to this Agreement as Exhibit B (“Warrant”) to purchase shares of the Company’s common stock (the “Common Stock”) on the terms stated therein.  The Note, the Warrant, and the Common Stock issuable upon exercise of the Warrant are collectively referred to herein as the “Securities.”

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

SECTION 1
PURCHASE AND SALE OF THE NOTE

1.1         Sale and Issuance of the Note.  Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to Purchaser a Note in the principal amount of $200,000 and a Warrant exercisable into 666,667 shares of Common Stock.  The purchase price of the Note and the Warrant shall be equal to 100% of the principal amount of such Note.

1.2         Closing; Delivery.

(a)           The purchase, sale and issuance of the Note and Warrant shall take place at the offices of Buchalter Nemer, 1000 Wilshire Boulevard, Suite 1500, Los Angeles, California, at 10:00 a.m., on the date first set forth above, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing.  At the Closing, the Company shall deliver to the Purchaser the Note and the Warrant against payment of the purchase price therefor by wire transfer to the following account.

Beneficiary Account Name: Noble Medical Technologies, Inc.
Beneficiary Account Number:
Beneficiary Bank:

SECTION 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Purchaser that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

2.2           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Note and the Warrant and the shares of the Company’s Common Stock issuable on conversion or exercise of the Warrant, and the performance of all obligations of the Company under this Agreement, the Note and the Warrant has been taken or will be taken prior to the Closing.  The Agreement and the Note and the Warrant, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company that:

3.1           Purchase Entirely for Own Account.  The Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

3.2           Knowledge.  The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities.

3.3           Investment Experience.  The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Purchaser can protect its own interests.  The Purchaser has such knowledge and experience in financial and business matters so that the Purchaser is capable of evaluating the merits and risks of its investment in the Company.

3.4           Speculative Nature of Investment.  The Purchaser understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks.  The Purchaser can bear the economic risk of the investment and is able, without impairing the Purchaser’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the investment.

3.5         Restricted Securities.  The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.  The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.6         No Public Market.  The Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

3.7         Legends.  The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or more of one the following legends:

(a)           “THE SECURITIES REPRESENTED BY THIS INSTRUMENT [OR CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.  THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”

(b)           Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.8         Accredited Investor.  The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

SECTION 4
CONDITIONS OF THE PURCHASER’S OBLIGATIONS AT CLOSING

The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

4.1           Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2           Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

SECTION 5
CONDITIONS OF THE COMPANY’S OBLIGATIONS AT CLOSING

The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1           Representations and Warranties.  The representations and warranties of each Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2           Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

SECTION 6
MISCELLANEOUS.

6.1           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2           Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each of the Company and the Purchaser agrees to submit to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York for any civil action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  To the extent permitted by applicable law, each of the Company and the Purchaser hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Agreement or the transactions contemplated hereby or thereby.  The Company and Purchaser agree that this Agreement is executed concurrently and in connection with a similar agreement of even date between Company and Evan Azriliant.

6.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5           Amendments and Waivers.  Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchaser.

6.6           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

6.7           Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

NOBLE MEDICAL
TECHNOLOGIES, INC.

By	/s/ Robert Ellin
Robert Ellin,
Chief Executive Officer

PURCHASER:

REINDEER PARTNERS LLC

By	/s/ Evan Azriliant
Evan Azriliant

[Signature page to Securities Purchase Agreement]

EXHIBIT A
PROMISSORY NOTE

Exhibit A

EXHIBIT B
FORM OF WARRANT

Exhibit B